AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 9, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

(AS SUPPLEMENTED THROUGH DECEMBER 15, 2014)

AMERICAN INDEPENDENCE STOCK FUND

 (TICKER SYMBOL:  ISFSX)

AMERICAN INDEPENDENCE RISK-MANAGED ALLOCATION FUND

 (TICKER SYMBOL:  ACRMX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, as supplemented through December 15, 2014, for the American Independence Funds Trust, updates certain information in the Prospectus and SAI with respect to the Class C shares of the American Independence Stock Fund and the American Independence Risk-Managed Allocation Fund (the “Funds”), each a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Funds has approved, the temporary suspension of the offering of Class C shares of the Funds until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE